"DOGS" OF WALL STREET FUND

Supplement to the Prospectus dated January 29, 1999


The fourth paragraph under the sub-heading "Class B" on Page 8 of the Prospectus has been replaced with the following:

Automatic conversion to Class A shares approximately one year after such time that no CDSC would be payable upon redemption, as described below, thus reducing future annual expenses.


Under the section titled "Sales Charge Reductions and Waivers" on Page 9 of the Prospectus, the following is added to the sentence
"We will generally waive the CDSC for Class B or Class II shares in the following cases:"

participants in "Net Asset Value Transfer Program"


















April 16, 1999